                                                                   EXHIBIT 10.19

                                                   EXHIBIT A TO LOAN AGREEMENT

                                PROMISSORY NOTE
                                ---------------

$32,196,296                                                November __, 1999
                                                           Chicago, Illinois

          FOR VALUE RECEIVED, the undersigned, ZEFER Corp., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the
                  --------
order of GTCR Capital Partners, L.P., a Delaware limited partnership (the

"Lender"), in lawful money of the United States of America and in immediately
 ------
available funds, the principal amount of THIRTY-TWO MILLION ONE HUNDRED NINETY-SIX THOUSAND TWO HUNDRED NINETY-SIX AND NO/100 DOLLARS ($32,196,296), or, if less, the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Section 2.2 of the "Loan Agreement" (as hereinafter defined), at such times and at such place as are specified in, and in accordance with the provisions of, the Loan Agreement. This Note is referred to in and was executed and delivered pursuant to that certain Loan Agreement of even date herewith (as amended, modified or supplemented from time to time, the "Loan
                                                                       ----
Agreement") between the Borrower and the Lender, to which reference is hereby
---------
made for a statement of the terms and conditions under which each Loan evidenced hereby is to be made and repaid. All capitalized terms used herein shall, unless otherwise defined, have the meanings for purposes hereof assigned to such terms in the Loan Agreement.

          The Borrower further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Loan Agreement, from the date hereof until payment in full hereof at the rate or rates per annum specified in subsection 3.3.1 of the Loan Agreement. Interest shall be payable with respect to the Loans, in arrears, on the dates, and upon the occurrence of the events, specified in subsection 3.3.2 of the Loan Agreement or as otherwise provided therein.

          The date and amount of all Loans made by the Lender to the Borrower under the Loan Agreement, the date and amount of each payment of principal and the date and amount of each payment of interest shall be noted by the holder hereof on Schedule I annexed hereto and made a part hereof, or on a continuation
          ----------
of such schedule attached hereto and made a part hereof; provided, however, that
                                                         --------  -------
the failure of the holder to make, or any error in making, any such notation shall not limit, expand or otherwise affect the obligations of the Borrower hereunder or under the Loan Agreement.

          The Borrower's obligations under this Note and under the Loan Agreement are guaranteed by the Guarantors under the Guaranty and are secured by security interests and liens granted under the Security Documents.

          If any suit or action is instituted or attorneys are employed to collect this Note or any part thereof, the Borrower hereby promises and agrees to pay all costs of collection, including, without limitation, attorneys' fees and court costs.

          The Borrower and each endorser, guarantor and surety of this Note hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, the Lender or its assignee need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the Lender or such assignee to be a true and correct copy of this Note.

          THIS NOTE HAS BEEN DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under any applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to the Lender or the Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and assigns. The Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Borrower.

          IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the date first written above.


Attest:                             ZEFER CORP.

__________________________          By:    /s/ Sean W. Mullaney
                                           -------------------------------------

Title: ___________________          Title: EVP, General Counsel and Secretary
                                           -------------------------------------

                            Schedule I to the Note

=====================================================================================
                                         Principal     Ending                Name of
            Aggregate        Current      Amount     Outstanding  Amount of  Person
        Principal Amount   Outstanding   Borrowed     Principal   Interest   Making
 Date   Borrowed to Date     Balance    (or Repaid)    Balance      Paid      Entry
=====================================================================================
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
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-------------------------------------------------------------------------------------

=====================================================================================
                                         Principal     Ending                Name of
            Aggregate        Current      Amount     Outstanding  Amount of  Person
        Principal Amount   Outstanding   Borrowed     Principal   Interest   Making
 Date   Borrowed to Date     Balance    (or Repaid)    Balance      Paid      Entry
=====================================================================================
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

=====================================================================================
                                         Principal     Ending                Name of
            Aggregate        Current      Amount     Outstanding  Amount of  Person
        Principal Amount   Outstanding   Borrowed     Principal   Interest   Making
 Date   Borrowed to Date     Balance    (or Repaid)    Balance      Paid      Entry
=====================================================================================
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
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=====================================================================================